                                                                    EXHIBIT 99.2


                            DEL MONTE FOODS COMPANY
                 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
                 MARCH 11, 2003 EARNINGS RELEASE - 2003 RESULTS

                                    Soup &        Consumer      Pet Products       Corporate        Total
                                Infant Feeding    Products        Segment                       Corporation
                                   Segment       Segment(1)

REPORTED

Three Months Ended 1/29/03
------------------------------------------------------------------------------------------------------------
Net Sales                             87.5           254.8           216.7             0.0           559.1
Cost of Products Sold                 54.5           211.2           125.4             1.2           392.3
                                ----------------------------------------------------------------------------
Gross Profit                          33.0            43.7            91.4            (1.2)          166.8
SG&A                                  14.0            36.0            47.9             7.9           105.8
                                ----------------------------------------------------------------------------
Operating Income                      19.0             7.7            43.5            (9.1)           61.0

Gross Margin(8)                       37.7%           17.1%           42.2%                          29.8%

Nine Months Ended 1/29/03
------------------------------------------------------------------------------------------------------------
Net Sales                            230.5           533.5           631.2              --         1,395.1
Cost of Products Sold                145.4           440.9           373.5             0.9           960.7
                                ----------------------------------------------------------------------------
Gross Profit                          85.1            92.5           257.7            (0.9)          434.4
SG&A                                  36.2            65.2           134.3            13.5           249.2
                                ----------------------------------------------------------------------------
Operating Income                      48.9            27.3           123.4           (14.4)          185.3

Gross Margin(8)                       36.9%           17.3%           40.8%                           31.1%


AS ADJUSTED

Three Months Ended 1/29/03
------------------------------------------------------------------------------------------------------------
Net Sales(2)                          89.2           523.5           219.2             0.0           831.9
Cost of Products Sold(3)              54.5           391.0           125.4            (0.3)          570.6
                                ----------------------------------------------------------------------------
Gross Profit                          34.7           132.5            93.9             0.3           261.3
SG&A(4)                               13.8            76.8            47.6             2.4           140.6
                                ----------------------------------------------------------------------------
Operating Income                      20.9            55.7            46.3            (2.1)          120.7

Gross Margin(8)                       38.9%           25.3%           42.8%                           31.4%

Nine Months Ended 1/29/03
------------------------------------------------------------------------------------------------------------
Net Sales(5)                         232.2         1,431.0           633.7               -         2,296.9
Cost of Products Sold(6)             145.9         1,080.9           374.0            (0.6)        1,600.1
                                ----------------------------------------------------------------------------
Gross Profit                          86.3           350.1           259.7             0.6           696.8
SG&A(7)                               36.0           204.3           134.0            15.5           389.8
                                ----------------------------------------------------------------------------
Operating Income                      50.3           145.9           125.7           (14.9)          307.0

Gross Margin(8)                       37.2%           24.5%           41.0%                           30.3%



1) The reported consolidated statements of income include the results of operations of the Del Monte Brands from the December 20, 2002 merger date. All financial information prior to December 20, 2002 includes only the results of operations of the Spun-off Businesses. For comparability, the consolidated statements of income As Adjusted include pro forma adjustments to reflect the results of Del Monte Brands for all periods presented as well as certain other adjustments as noted below (Consumer Products).

2) Net sales for the three months ended January 29, 2003, as adjusted, exclude trade promotion expenses of $6.7 million (Consumer Products: $2.5 million, Pet Products: $2.5 million, Soup and Infant Feeding Products:
      $1.7 million) related to a change in estimate for liabilities associated with accounts receivable deductions.

3) In accordance with purchase accounting rules applied to the merger, Del Monte's inventory was increased to fair market value. This inventory step-up increases cost of products sold as inventory on-hand at the acquisition date is sold. Results for the three months ended January 29, 2003, as adjusted, exclude $11.0 million from inventory step-up (Consumer Products). Results also exclude inventory adjustments of $1.5 million relating to revisions in the parent company overhead rates as of the merger date (Corporate).

4) Selling, general and administrative expense (SG&A), as adjusted, for the three months ended January 29, 2003 excludes $29.0 million for business integration consulting, legal services, financial printing, regulatory and other expenses related to the merger

      (Corporate). SG&A, as adjusted, includes the addition of $0.7 million of pro forma post-employment benefit expense resulting from the elimination of amortization of unrecognized plan gains (Consumer Products), in accordance with purchase accounting. In addition, SG&A excludes $4.0 million of incentive and retention compensation expense for Spun-off Businesses employees (Corporate $3.3 million, Soup and Infant Feeding
      Products: $0.2 million, Pet Products: $0.3 million, Consumer Products:
      $0.2 million). SG&A is also reduced by $3.5 million for allocated parent company costs (Corporate).

5) Net sales for the nine months ended January 29, 2003, as adjusted, exclude trade promotion expenses of $6.7 million (Consumer Products: $2.5 million, Pet Products: $2.5 million, Soup and Infant Feeding Products: $1.7 million) related to a change in estimate for liabilities associated with accounts receivable deductions, and $7.0 million related to a change in estimate related to prior periods (Consumer Products).

6) In accordance with purchase accounting rules applied to the merger, Del Monte's inventory was increased to fair market value. This inventory step-up increases cost of products sold as inventory on-hand at the acquisition date is sold. Results for the nine months ended January 29, 2003, as adjusted, exclude $11.0 million from inventory step-up (Consumer Products). Results also exclude inventory adjustments of $1.5 million relating to revisions in the parent company overhead rates as of the merger date (Corporate). Cost of products sold for the nine months ended January 29, 2003, includes the addition of pro-forma expense of $1.0 million (Pet Products: $0.5 million, Soup and Infant Feeding Products:
      $0.5 million) related to the purchase of assets to unwind certain of the Company's synthetic lease obligations.

7) Selling, general and administrative expense (SG&A), as adjusted, for the nine months ended January 29, 2003 excludes $43.8 million for business integration consulting, legal services, financial printing, regulatory and other expenses related to the merger (Corporate). SG&A, as adjusted, includes the addition of $2.6 million of pro forma post-employment benefit expense resulting from the elimination of amortization of unrecognized plan gains (Consumer Products), in accordance with purchase accounting. In addition, SG&A includes $4.0 million of incentive and retention compensation expense for Spun-off Businesses employees (Corporate $3.3 million, Soup and Infant Feeding Products: $0.2 million, Pet Products:
      $0.3 million, Consumer Products: $0.2 million). SG&A is also reduced by $3.5 million for allocated parent company costs (Corporate).

8)    Gross Margin is equal to Gross Profit divided by Net Sales.

9)    Totals may not add due to rounding.

                             DEL MONTE FOODS COMPANY
                 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
                 MARCH 11, 2003 EARNINGS RELEASE - 2002 RESULTS

                                     Soup &        Consumer         Pet Products     Corporate           Total
                                 Infant Feeding    Products           Segment                         Corporation
                                    Segment       Segment(1)

REPORTED

Three Months Ended 1/30/02
-----------------------------------------------------------------------------------------------------------------
Net Sales                              86.6           127.1             224.1              --            437.8
Cost of Products Sold                  51.9            96.0             144.3              --            292.2
                                 --------------------------------------------------------------------------------
Gross Profit                           34.7            31.1              79.8              --            145.6
SG&A                                   12.9            15.3              45.3             2.7             76.2
                                 --------------------------------------------------------------------------------
Operating Income                       21.8            15.8              34.5            (2.7)            69.4

Gross Margin(7)                        40.1%           24.4%             35.6%                            33.3%

Nine Months Ended 1/30/02
-----------------------------------------------------------------------------------------------------------------
Net Sales                             235.0           400.8             682.8              --          1,318.6
Cost of Products Sold                 142.2           313.4             438.5              --            894.2
                                 --------------------------------------------------------------------------------
Gross Profit                           92.7            87.4             244.3              --            424.4
SG&A                                   35.0            43.9             138.0             8.2            225.0
                                 --------------------------------------------------------------------------------
Operating Income                       57.8            43.5             106.3            (8.2)           199.5

Gross Margin(7)                        39.5%           21.8%             35.8%                            32.2%


AS ADJUSTED

Three Months Ended 1/30/02
-----------------------------------------------------------------------------------------------------------------
Net Sales                              86.6           506.5             224.1              --            817.2
Cost of Products Sold(2)               51.3           378.9             140.1              --            570.3
                                 --------------------------------------------------------------------------------
Gross Profit                           35.3           127.6              84.0              --            246.9
SG&A(3)                                12.9            80.2              45.3             2.6            141.0
                                 --------------------------------------------------------------------------------
Operating Income                       22.4            47.4              38.7            (2.6)           105.9

Gross Margin(7)                        40.8%           25.2%             37.5%                            30.2%

Nine Months Ended 1/30/02
-----------------------------------------------------------------------------------------------------------------
Net Sales(4)                          235.0         1,417.4             682.8              --          2,335.2
Cost of Products Sold(5)              140.6         1,067.7             424.9              --          1,633.3
                                 --------------------------------------------------------------------------------
Gross Profit                           94.3           349.7             257.9              --            701.9
SG&A(6)                                35.0           216.4             138.0             8.2            397.5
                                 --------------------------------------------------------------------------------
Operating Income                       59.4           133.3             119.9            (8.2)           304.5

Gross Margin(7)                        40.1%           24.7%             37.8%                            30.1%



1) The reported consolidated statements of income include the results of operations of the Del Monte Brands from the December 20, 2002 merger date. All financial information prior to December 20, 2002 includes only the results of operations of the Spun-off Businesses. For comparability, the consolidated statements of income As Adjusted include pro forma adjustments to reflect the results of Del Monte Brands for all periods presented as well as certain other adjustments as noted below (Consumer Products).

2) Cost of products sold, as adjusted, excludes $4.7 million of gains from the sale of assets related to restructuring for the three months ended January 30, 2002 (Consumer Products). In addition, cost of products sold, as adjusted, excludes $5.2 million of amortization expense for intangible assets no longer subject to amortization (Pet Products: $4.4 million, Soup and Infant Feeding Products: $0.8 million). SFAS No. 142 "Goodwill and Other Intangible Assets" was adopted by the Company effective May 2, 2002. Cost of products sold for the three months ended January 30, 2002, includes the addition of pro-forma expense of $0.4 million (Pet Products:
      $0.2 million, Soup and Infant Feeding Products: $0.2 million) related to the purchase of assets to unwind certain of the Company's synthetic lease obligations. Cost of products sold for the three months ended January 30, 2002, excludes $0.4 million of plant consolidation costs (Consumer Products).

3) For the three months ended January 30, 2002, SG&A includes the addition of $1.4 million of pro forma post-employment benefit expense resulting from the elimination of amortization of unrecognized plan gains (Consumer Products).

4) Net sales for the nine months ended January 30, 2002 excludes $1.3 million of trade promotion expense related to an earlier acquisition (Consumer Products).

5) Cost of products sold, as adjusted, excludes $4.7 million of gains from the sale of assets related to restructuring for the nine months ended January 30, 2002 (Consumer Products). In addition, cost of products sold, as adjusted, excludes $15.5 million of amortization expense for intangible assets no longer subject to amortization (Pet Products: $13.2 million, Soup and Infant Feeding Products: $2.3 million). Cost of products sold for the nine months ended January 30, 2002, includes the addition of pro-forma expense of $1.4 million (Pet Products: $0.7 million, Soup and Infant Feeding Products: $0.7 million) related to the purchase of assets to unwind certain of the Company's synthetic lease obligations. Cost of products sold for the nine months ended January 30, 2002, excludes $8.8 million of plant consolidation costs (Consumer Products: $7.7 million, Pet
      Products: $1.1 million). Cost of products sold for the nine months ended January 30, 2002 excludes $2.4 million of inventory step-up related to an earlier acquisition (Consumer Products).

6) For the nine months ended January 30, 2002, SG&A includes the addition of $5.0 million of pro forma post-employment benefit expense resulting from the elimination of amortization of unrecognized plan gains (Consumer Products). In addition SG&A excludes $0.5 million of restructuring expense (Consumer Products).

7)    Gross Margin is equal to Gross Profit divided by Net Sales.

8)    Totals may not add due to rounding.


Within the Consumer Products segment, sales for the Seafood and Del Monte Brands operating segments were as follows:

                                                   DEL MONTE
THREE MONTHS ENDED                  SEAFOOD         BRANDS      TOTAL
                                 --------------------------------------
JANUARY 29, 2003
          REPORTED                   118.5           136.4      254.9
          AS ADJUSTED(1)             121.0(2)        402.5      525.5


JANUARY 30, 2002
          REPORTED                   127.1             --       127.1
          AS ADJUSTED(1)             127.1           379.4      506.5

1) As Adjusted sales includes pro forma adjustments to reflect the results of operations of the Del Monte Brands for all periods presented.

2) Net sales for the three months ended January 29, 2003, as adjusted, excludes trade promotion expenses of $2.5 million, in the Seafood operating segment, related to a change in the method of estimating liabilities associated with accounts receivable deductions.

EBITDA

EBITDA is defined as income before income taxes and interest expense, plus depreciation and amortization expense (excluding the amortization of deferred debt issuance costs, which are a component of interest expense). EBITDA includes operating income, as adjusted for the items noted in the tables above, plus depreciation and amortization expense (excluding the amortization of deferred debt issuance costs, which are a component of interest expense).

EBITDA for the three months and nine months ended January 29, 2003 includes other expense, which has been adjusted to exclude a $2.6 million loss on foreign currency exchange related to Euro denominated borrowing in connection with the merger financing.